Exhibit 99.1

Warren Resources, Inc. March 24, 2009 Sidoti & Company Conference

Disclaimer Cautionary Note to U.S. Investors: This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward-looking statements. Although Warren believes that the expectations reflected in such forward-looking statements are reasonable, they can give no assurance that such expectations will prove to have been correct. Additionally, in its filings with the SEC, Warren is permitted to disclose only proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Warren uses certain terms in this presentation, such as “potential”, “possible” and “recoverable” in relation to reserves, which SEC guidelines strictly prohibit from being included in filings with the SEC. Estimates of “potential”, “possible” and “recoverable” reserves which may potentially be recoverable through additional drilling or recovery techniques are by their nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company. Investors are urged to consider closely Warren’s disclosure of its proved reserves, along with certain risk factors and uncertainties inherent in its business set forth in its Form 10K, Forms 10Q and other filings with the SEC. WRES undertakes no obligation, and expressly disclaims any duty, to publicly update any forward looking statements made herein, whether as a result of new information or future events. ii

Company Profile Pure play E&P company focused in the giant Wilmington Oil Field in California and the Eastern Washakie Basin in Wyoming Large, high-quality resource base with 9.4 MMBO net proved oil reserves and 1.0 TCF of potential gas reserves Long-lived oil and gas reserves (+20 yrs) Low-risk development drilling program in Wilmington Oil Field in California and large high-quality CBM project in Eastern Washakie Basin in Wyoming 129 Bcfe of Proved Reserves with a PV-10 of $194 million at December 31, 2008 (using realized prices of $32.92 per barrel and $4.80 per Mcf) 81% of PV-10 is proved developed producing reserves 9.4 MMBO net proved oil reserves booked in Wilmington Units in LA Basin of California in waterflood redevelopment of Ranger and Upper Terminal and horizontal Tar well projects 175,725 gross (101,453 net) acres (less than 20% developed) with approximately 800 potential drilling locations in the Rockies and additional drilling locations in Wilmington 2009 Cap Ex budget of $18 million Strong technical management team with substantial ownership position and proven expertise in water flood, CBM and horizontal drilling operations 3

Warren Resources Operational Overview Estimated 230 Bcfe of proved reserves with a PV-10 value of $475 million using realized differential from NYMEX 5-year forward strip pricing as of February 9, 2009 Proved reserve value accounts for 20% of net acreage Interests in 435 gross (275 net) producing wells and are the operator or joint-operator in over 74% of these wells Average daily production rate for Q4 08 over 27 MMcfe/d net, a 42% net production increase over Q4 07 4 As of December 31, 2008 Area Total Net Proved Reserves (Bcfe ) Net Producing Wells Total Drilling Locations Net Undeveloped Acreage Atlantic Rim 67.7 122.7 800 65,689 WTU 56.4 96.9 - 525 NWU - 45.0 - 609 Other 5.2 10.0 - 17,125 Total 129.3 274.6 800 83,948 4

Proved and Unrisked, Unbooked, Potential Reserves Wilmington – Net Proved Reserves 56.0 Bcfe Unrisked, Unbooked Potential Reserves 1.1 Tcfe Washakie CBM – Unrisked, Unbooked Potential Net Gas Reserves at 1 Bcf per CBM well 750 Bcfe Wilmington – Unrisked, Unbooked Potential Net Oil Reserves at 40% EUR from Waterflood Tar, Ranger UT & UP/Ford 300 Bcfe 87% of Acreage 12% Washakie CBM – Net Proved Reserves 68 Bcfe 5 Washakie Deep Unrisked, Unbooked Potential Net Gas Reserves: TBD 1%

Business Strategy Exploit existing properties through the drillbit Increase proved reserves by drilling 800 identified Atlantic Rim CBM wells and other drilling locations in Wilmington Increase production in 2009 and continue to deliver significant organic production growth in 2010 and beyond Pursue selective acquisitions and joint ventures Leverage technical knowledge and experience in core areas Increase high-quality CBM, unconventional gas and enhanced oil recovery projects Reduce unit costs through economies of scale and efficient operations Increase production Leverage growing infrastructure Fund Cap Ex through internally generated cash flow 6

Experienced Operating Team Warren has assembled a top-notch technical team of 8 petroleum engineers with considerable experience in our operating regions including: 7 Name Title Years Operating Experience Regional Focus Area of Expertise Ken Gobble Chief Operating Officer – Warren E&P 20 California & Wyoming Operations Steve Jenkins Manager of Operations – Wyoming 20 Wyoming Senior Reservoir Engineer Steve Heiter Operations Manager - California and VP – Warren E&P 35 California Operations

Focused Operations - Wilmington Oil Field

The Wilmington Oil Field The Wilmington Field is the third largest oil field in the United States, having produced 3.5 billion barrels of oil (40% 0f OOIP) According to the EIA as of 2002, approximately 300 MMBOE of estimated oil reserves had yet to be recovered in the Wilmington Field by waterflood Approximately 44% or 9.4 MMBOE of the Company’s proved reserves are located in the Wilmington Field Low risk oil resource play, long life (20 years) reserves and predictable production Wilmington Field Wilmington Field 9

WTU (Warren) Structure is 18 ½ mile long, highly faulted, asymmetrical anticline Wilmington Fault Wilmington Field Geometry NWU (Warren) 10

Wilmington Townlot Unit (WTU) Unitized in 1972 by Exxon Warren holds 98.9% WI, 80.9% NRI 9.4 MMBO net booked proved reserves at 12/31/2008 Enhanced secondary waterflood recovery ASP potential not yet booked Multiple productive sands in reservoirs (Tar, Ranger, Upper Terminal, UP 237, Ford & basement Schist) Since taking over as WTU Operator in March 2005, Warren has: -- Increased oil production from 375 BOPD to over 3,000 BOPD -- Obtained zoning permit to redevelop WTU using multi-drilling production cellars with 540 new wells 2009 Capex budget of $5.9 million 11

12 WTU Oil Production Since 01/2004 0 1,000 2,000 3,000 12/08 05/2007 05/2006 05/2005 05/2004 BOPD Warren takes over operatorship of WTU Nabors 411 starts work Ensign 518 starts work Historic Production Decline

Wilmington Townlot Unit Two WTU drilling cellars constructed and operational Two rows of wells in each cellar (140 wells/cellar) Zoning permit to drill up to 540 wells from cellars Production equipment below ground level Drilling Rig skid-mounted over cellar allows rapid rig moves All fluid production and clean water re-injection occurs at wellheads located within cellars Environmentally sound operations WTU Drilling Cellar 13

PeriScope Geosteering of Hz Wells at WTU Planned Well Path Actual Well Path Forecasted Formation Top 14

Vertical vs. Horizontal Tar Wells Cumulative Oil Production (from Simulation) Simulation Results Per Well Peak Rates Increase 300-400% Oil Recovery Improves 400% Drilling Costs Increase 50% over vertical wells Fewer wells required Cumulative Oil Production Increased Recovery Cumulative Days on Production Horizontal Wells Vertical Wells 15

Key WTU Projects Underway WTU 10-inch oil sales pipeline (20 MBO/D capacity) to ConocoPhillips Carson refinery became operational in March 2008 to eliminate trucking oil Six Co-Gen, Micro-turbines activated to convert waste gas to net income Installed Automated Well Testers to improve accuracy and reduce costs Make-up water source well being permitted to accelerate waterflood Construction of Cellars #1 and 2 completed in 2008 Evaluating D1-A, DU Tar, Ranger C and other prospective sands for horizontal drilling; evaluate multiple blanket pay zones in UP/Ford Rig contracts negotiated on favorable basis Drilling & completion practices under review for cost and production optimization Resolution of remaining AQMD issues expected in first half of 2009 16

North Wilmington Unit Unitized for Water Flood in 1977 by Sunoco Produced 37 MMBO (24% of OOIP) Warren holds 100% W.I. and 84.6% N.R.I. Warren has focused on operational improvements and returning idle wells to production/injection since acquisition Current production is 500 BOPD gross (425 BOPD net) 2009 Capex budget of $4.1 million Commenced water flood horizontal drilling program in Q2 2008 17

California Operations Summary Quality Assets with huge remaining potential oil-in-place of 550 MMBO Newly proven technologies and high oil prices should enable substantial remaining reserves to be captured economically Construction phase of cellar 1 and 2 completed in 2008 Production volumes have been growing rapidly LOE/BOE (net) of $18/bbl for WTU and NWU combined trending downward to goal of $12/bbl as volumes added and cost reduction projects implemented Current realized oil price approximately $5.50 below NYMEX = High margin production ASP chemical flood could potentially add additional reserves and value 18

Washakie Basin – Atlantic Rim CBM Eastern rim of the Washakie Basin, Wyoming comprising 162,765 gross (94,095 net) acres Development of 141,000 gross acres in preferential CBM drilling fairway through a 50/50 joint venture with Anadarko Managed jointly through operating subcommittee with equal representation Evaluated CBM acreage throughout the Atlantic Rim High gas content and high permeability Shallow drilling depths – lower drilling cost Reserve estimates approximately 1.0 Bcfe per well Potential 800 gross CBM wells Drilled additional 114 CBM wells in 2008. Current field production is about 22.5 Mmcf/d Capital expenditures of $5 million in 2009 for drilling, pipeline and compression facilities Final Environmental Impact Statement approval was issued in August 2007 Planned gas marketing using firm capacity in 2009 Near prolific Wamsutter, Pinedale and Jonah fields Atlantic Rim Project 19

Atlantic Rim CBM Type Curve Cellar 1 Cellar 2 Cellar 3 20 ATLANTIC RIM TYPE WELL PROFILE 1 10 100 1000 10000 0 24 48 72 96 120 144 168 192 216 240 Time (months) Gas Rate (Mcfd) Water Rate (Bpd)

 Sun Dog Federal Unit Daily Gas Production SUN DOG DAILY PRODUCTION 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 DATE MCFD 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 BWPD GAS WATER 30 per. Mov. Avg. (WATER) 30 per. Mov. Avg. (GAS) 21

 Doty Mountain Federal Unit Daily Gas Production DOTY MTN DAILY PRODUCTION 0 2,000 4,000 6,000 8,000 10,000 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 DATE MCFD 0 20,000 40,000 60,000 80,000 100,000 BWPD GAS WATER 30 per. Mov. Avg. (WATER) 30 per. Mov. Avg. (GAS) 22

Rocky Mountain Pipelines 23

Financial Overview 24

 Production Volumes 25 Quarterly Production (Mmcfe) 949 1,085 1,184 1,516 1,753 1,750 2,169 2,485 2,478 866 888 1,865 - 500 1,000 1,500 2,000 2,500 3,000 Qtr 1 2006 Qtr 2 2006 Qtr 3 2006 Qtr 4 2006 Qtr 1 2007 Qtr 2 2007 Qtr 3 2007 Qtr 4 2007 Qtr 1 2008 Qtr 2 2008 Qtr 3 2008 Qtr 4 2008

Capitalization ($Millions) 26 $ 406.9 $ 556.4 Total capitalization 350.3 431.4 Total stockholders’ equity 347.6 430.2 Common stock and additional paid in capital $2.7 $1.2 Preferred stock Stockholders’ equity: $ 56.6 $ 125.0 56.0 124.7 Long Term Debt and other long-term liabilities 0.6 0.3 Current portion of long-term debt $ 12.8 $ 29.7 Cash and cash equivalents 2007 2008 As of December 31, As of December 31,

Historical Financial Performance 27 2008 2007 Net Production Natural Gas (MMcf) 2,930.3 1,255.4 Oil (MBbls) 1,011.0 824.5 Equivalents (MMcfe) 8,996.6 6,202.5 Revenues: Oil and Gas Sales 108.0 $ 59.3 $ Interest and other income 1.0 2.4 Total Revenues 109.0 61.7 Costs and Operating Expenses: Lease Operating Expense & taxes 31.1 22.9 Depreciation, depletion, & amortization 24.0 11.4 General & Administrative 14.7 13.8 Impairment 275.7 - Interest 5.2 2.2 Total Costs and Operating Expenses 350.7 50.3 Deferred income tax expense - - Dividends - 0.3 Net income applicable to common shareholders (241.7) $ 11.1 $ Net Income excluding non-cash imparment 34.0 $ 11.1 $ Twelve months ended 12/31 (in Millions)

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